                                                                Exhibit 99.3

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)

                                             Three Months Ended
                                                 March 31
                                          1997     1996   % Change
                                          ----     ----   --------
 TOTAL MEDIA:
   TV
      Orders                                177      188     -5.9%
      Backlog                                --       --      N/A
      Sales                                 177      188     -5.9%
      Operating Profit (Loss)                56       54      3.7%
      OP (Loss) without Special Items        56       54      3.7%
        OP Margin w/o Special Items        31.6%    28.7%     N/A
      Depreciation & Amortization            11       14    -21.4%
      Capital Expenditures                    2        3    -33.3%
      EBITDA without Special Items           67       68     -1.5%

   NETWORK
      Orders                                793      766      3.5%
      Backlog                                --       --      N/A
      Sales                                 793      766      3.5%
      Operating Profit (Loss)               (60)      --      N/A
      OP (Loss) without Special Items       (60)      --      N/A
        OP Margin w/o Special Items        -7.6%      --      N/A
      Depreciation & Amortization            16       10     60.0%
      Capital Expenditures                    9       14    -35.7%
      EBITDA without Special Items          (44)      10   -540.0%

   RADIO
      Orders                                313      121    158.7%
      Backlog                                --       --      N/A
      Sales                                 313      121    158.7%
      Operating Profit (Loss)                47       20    135.0%
      OP (Loss) without Special Items        47       20    135.0%
        OP Margin w/o Special Items        15.0%    16.5%     N/A
      Depreciation & Amortization            44       10    340.0%
      Capital Expenditures                    3        1    200.0%
      EBITDA without Special Items           91       30    203.3%

   OTHER MEDIA BUSINESSES
      Orders                                 60       49     22.4%
      Backlog                                --       --      N/A
      Sales                                  60       49     22.4%
      Operating Profit (Loss)                (4)       4   -200.0%
      OP (Loss) without Special Items        (4)       4   -200.0%
        OP Margin w/o Special Items        -6.7%     8.2%     N/A
      Depreciation & Amortization             4        3     33.3%
      Capital Expenditures                    6        1    500.0%
      EBITDA without Special Items           --        7   -100.0%

   OTHER
      Orders                                (17)      (6)  -183.3%
      Backlog                                --       --      N/A
      Sales                                 (17)      (6)  -183.3%
      Operating Profit (Loss)               (35)     (76)    53.9%
      OP (Loss) without Special Items       (35)     (35)      --
        OP Margin w/o Special Items       205.9%   583.3%     N/A
      Depreciation & Amortization            31       30      3.3%
      Capital Expenditures                    1        1       --
      EBITDA without Special Items           (4)      (5)    20.0%

 TOTAL MEDIA
      Orders                              1,326    1,118     18.6%
      Backlog                                --       --      N/A
      Sales                               1,326    1,118     18.6%
      Operating Profit (Loss)                 4        2    100.0%
      OP (Loss) without Special Items         4       43    -90.7%
        OP Margin w/o Special Items         0.3%     3.8%     N/A
      Depreciation & Amortization           106       67     58.2%
      Capital Expenditures                   21       20      5.0%
      EBITDA without Special Items          110      110       --

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)

                                            Three Months Ended
                                                  March 31
                                          1997     1996    % Change
                                          ----     ----    --------
 TOTAL POWER SYSTEMS:
   ENERGY SYSTEMS
      Orders                                246      322     -23.6%
      Backlog                             2,935    3,189      -8.0%
      Sales                                 187      231     -19.0%
      Operating Profit (Loss)               (60)     (26)   -130.8%
      OP (Loss) without Special Items       (60)      (5)  -1100.0%
        OP Margin w/o Special Items       -32.1%    -2.2%      N/A
      Depreciation & Amortization            12       12        --
      Capital Expenditures                    4        7     -42.9%
      EBITDA without Special Items          (48)       7    -785.7%

   POWER GENERATION
      Orders                                219      488     -55.1%
      Backlog                             2,546    3,172     -19.7%
      Sales                                 474      433       9.5%
      Operating Profit (Loss)               (39)    (117)     66.7%
      OP (Loss) without Special Items       (39)     (62)     37.1%
        OP Margin w/o Special Items        -8.2%   -14.3%      N/A
      Depreciation & Amortization            10       14     -28.6%
      Capital Expenditures                   11        6      83.3%
      EBITDA without Special Items          (29)     (48)     39.6%

   OTHER POWER SYSTEMS
      Orders                                 (8)    (103)     92.2%
      Backlog                              (539)    (659)     18.2%
      Sales                                 (51)     (50)     -2.0%
      Operating Profit (Loss)               (17)    (306)     94.4%
      OP (Loss) without Special Items       (17)     (17)       --
        OP Margin w/o Special Items        33.3%    34.0%      N/A
      Depreciation & Amortization            --       --       N/A
      Capital Expenditures                   --       --       N/A
      EBITDA without Special Items          (17)     (17)       --

 TOTAL POWER SYSTEMS
      Orders                                457      707     -35.4%
      Backlog                             4,942    5,702     -13.3%
      Sales                                 610      614      -0.7%
      Operating Profit (Loss)              (116)    (449)     74.2%
      OP (Loss) without Special Items      (116)     (84)    -38.1%
        OP Margin w/o Special Items       -19.0%   -13.7%      N/A
      Depreciation & Amortization            22       26     -15.4%
      Capital Expenditures                   15       13      15.4%
      EBITDA without Special Items          (94)     (58)    -62.1%

   GOVERNMENT OPERATIONS
      Orders                                  5        1     400.0%
      Backlog                                16       31     -48.4%
      Sales                                  23       25      -8.0%
      Operating Profit (Loss)                10       18     -44.4%
      OP (Loss) without Special Items        10       18     -44.4%
        OP Margin w/o Special Items        43.5%    72.0%      N/A
      Depreciation & Amortization            --       --       N/A
      Capital Expenditures                   --        1    -100.0%
      EBITDA without Special Items           10       18     -44.4%

 TOTAL INDUSTRIES & TECHNOLOGY
      Orders                                462      708     -34.7%
      Backlog                             4,958    5,733     -13.5%
      Sales                                 633      639      -0.9%
      Operating Profit (Loss)              (106)    (431)     75.4%
      OP (Loss) without Special Items      (106)     (66)    -60.6%
        OP Margin w/o Special Items       -16.7%   -10.3%      N/A
      Depreciation & Amortization            22       26     -15.4%
      Capital Expenditures                   15       14       7.1%
      EBITDA without Special Items          (84)     (40)   -110.0%

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)

                                            Three Months Ended
                                                 March 31
                                           1997     1996   % Change
                                           ----     ----   --------
   THERMO KING
      Orders                                302      288       4.9%
      Backlog                               186      209     -11.0%
      Sales                                 251      257      -2.3%
      Operating Profit (Loss)                47       45       4.4%
      OP (Loss) without Special Items        47       45       4.4%
        OP Margin w/o Special Items        18.7%    17.5%      N/A
      Depreciation & Amortization             4        4        --
      Capital Expenditures                    4        4        --
      EBITDA without Special Items           51       49       4.1%

   CORPORATE & OTHER
      Orders                                 16       40     -60.0%
      Backlog                                30       41     -26.8%
      Sales                                  20       34     -41.2%
      Operating Profit (Loss)               (75)    (322)     76.7%
      OP (Loss) without Special Items       (75)     (74)     -1.4%
        OP Margin w/o Special Items      -375.0%  -217.6%      N/A
      Depreciation & Amortization             2        7     -71.4%
      Capital Expenditures                   (1)       1    -200.0%
      EBITDA without Special Items          (73)     (67)     -9.0%

   INTERSEGMENT
      Orders                                 (8)      (9)     11.1%
      Backlog                               (11)      (8)    -37.5%
      Sales                                  (7)      (9)     22.2%

 TOTAL CONTINUING OPERATIONS
      Orders                              2,098    2,145      -2.2%
      Backlog                             5,163    5,975     -13.6%
      Sales                               2,223    2,039       9.0%
      Operating Profit (Loss)              (130)    (706)     81.6%
      OP (Loss) without Special Items      (130)     (52)   -150.0%
        OP Margin w/o Special Items        -5.8%    -2.6%      N/A
      Depreciation & Amortization           134      104      28.8%
      Capital Expenditures                   39       39        --
      EBITDA without Special Items            4       52     -92.3%


                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)


                                                Three Months Ended           Six Months Ended
                                                     June 30                    June 30
                                             1997     1996   % Change    1997     1996   % Change
                                             ----     ----   --------    ----     ----   --------
 TOTAL MEDIA:
   TV
      Orders                                  213      226     -5.8%     390      414     -5.8%
      Backlog                                  --       --      N/A       --       --      N/A
      Sales                                   213      226     -5.8%     390      414     -5.8%
      Operating Profit (Loss)                  87       90     -3.3%     143      144     -0.7%
      OP (Loss) without Special Items          87       90     -3.3%     143      144     -0.7%
        OP Margin w/o Special Items          40.8%    39.8%     N/A     36.7%    34.8%     N/A
      Depreciation & Amortization              12       11      9.1%      23       25     -8.0%
      Capital Expenditures                      5        3     66.7%       7        6     16.7%
      EBITDA without Special Items             99      101     -2.0%     166      169     -1.8%

   NETWORK
      Orders                                  631      681     -7.3%   1,424    1,447     -1.6%
      Backlog                                  --       --      N/A       --       --      N/A
      Sales                                   631      681     -7.3%   1,424    1,447     -1.6%
      Operating Profit (Loss)                 (22)      87   -125.3%     (82)      87   -194.3%
      OP (Loss) without Special Items         (22)      87   -125.3%     (82)      87   -194.3%
        OP Margin w/o Special Items          -3.5%    12.8%     N/A     -5.8%     6.0%     N/A
      Depreciation & Amortization              15       20    -25.0%      31       30      3.3%
      Capital Expenditures                      8        2    300.0%      17       16      6.3%
      EBITDA without Special Items             (7)     107   -106.5%     (51)     117   -143.6%

   RADIO
      Orders                                  378      145    160.7%     691      266    159.8%
      Backlog                                  --       --      N/A       --       --      N/A
      Sales                                   378      145    160.7%     691      266    159.8%
      Operating Profit (Loss)                 113       47    140.4%     160       67    138.8%
      OP (Loss) without Special Items         113       47    140.4%     160       67    138.8%
        OP Margin w/o Special Items          29.9%    32.4%     N/A     23.2%    25.2%     N/A
      Depreciation & Amortization              44        8    450.0%      88       18    388.9%
      Capital Expenditures                      3        1    200.0%       6        2    200.0%
      EBITDA without Special Items            157       55    185.5%     248       85    191.8%

   OTHER MEDIA BUSINESSES
      Orders                                   77       58     32.8%     137      107     28.0%
      Backlog                                  --       --      N/A       --       --      N/A
      Sales                                    77       58     32.8%     137      107     28.0%
      Operating Profit (Loss)                   2        9    -77.8%      (2)      13   -115.4%
      OP (Loss) without Special Items           2        9    -77.8%      (2)      13   -115.4%
        OP Margin w/o Special Items           2.6%    15.5%     N/A     -1.5%    12.1%     N/A
      Depreciation & Amortization               4        2    100.0%       8        5     60.0%
      Capital Expenditures                      2       --      N/A        8        1    700.0%
      EBITDA without Special Items              6       11    -45.5%       6       18    -66.7%

   OTHER
      Orders                                  (16)     (10)   -60.0%     (33)     (16)  -106.3%
      Backlog                                  --       --      N/A       --       --      N/A
      Sales                                   (16)     (10)   -60.0%     (33)     (16)  -106.3%
      Operating Profit (Loss)                 (25)     (41)    39.0%     (60)    (117)    48.7%
      OP (Loss) without Special Items         (25)     (41)    39.0%     (60)     (76)    21.1%
        OP Margin w/o Special Items         156.3%   410.0%     N/A    181.8%   475.0%     N/A
      Depreciation & Amortization              31       34     -8.8%      62       64     -3.1%
      Capital Expenditures                      1       11    -90.9%       2       12    -83.3%
      EBITDA without Special Items              6       (7)   185.7%       2      (12)   116.7%

 TOTAL MEDIA
      Orders                                1,283    1,100     16.6%   2,609    2,218     17.6%
      Backlog                                  --       --      N/A       --       --      N/A
      Sales                                 1,283    1,100     16.6%   2,609    2,218     17.6%
      Operating Profit (Loss)                 155      192    -19.3%     159      194    -18.0%
      OP (Loss) without Special Items         155      192    -19.3%     159      235    -32.3%
        OP Margin w/o Special Items          12.1%    17.5%     N/A      6.1%    10.6%     N/A
      Depreciation & Amortization             106       75     41.3%     212      142     49.3%
      Capital Expenditures                     19       17     11.8%      40       37      8.1%
      EBITDA without Special Items            261      267     -2.2%     371      377     -1.6%


                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)


                                             Three Months Ended             Six Months Ended
                                                  June 30                      June 30
                                         1997     1996   % Change      1997     1996   % Change
                                         ----     ----   --------      ----     ----   --------
 TOTAL POWER SYSTEMS:
   ENERGY SYSTEMS
      Orders                               229      337    -32.0%       475      659    -27.9%
      Backlog                            2,966    3,217     -7.8%     2,966    3,217     -7.8%
      Sales                                309      304      1.6%       496      535     -7.3%
      Operating Profit (Loss)               17        2    750.0%       (43)     (24)   -79.2%
      OP (Loss) without Special Items       17       13     30.8%       (43)       8   -637.5%
        OP Margin w/o Special Items        5.5%     4.3%     N/A       -8.7%     1.5%     N/A
      Depreciation & Amortization           11       12     -8.3%        23       24     -4.2%
      Capital Expenditures                   6        7    -14.3%        10       14    -28.6%
      EBITDA without Special Items          28       25     12.0%       (20)      32   -162.5%

   POWER GENERATION
      Orders                               629      699    -10.0%       848    1,187    -28.6%
      Backlog                            2,586    3,419    -24.4%     2,586    3,419    -24.4%
      Sales                                585      465     25.8%     1,059      898     17.9%
      Operating Profit (Loss)               (2)     (20)    90.0%       (41)    (137)    70.1%
      OP (Loss) without Special Items       (2)     (20)    90.0%       (41)     (82)    50.0%
        OP Margin w/o Special Items       -0.3%    -4.3%     N/A       -3.9%    -9.1%     N/A
      Depreciation & Amortization           11        9     22.2%        21       23     -8.7%
      Capital Expenditures                   9        6     50.0%        20       12     66.7%
      EBITDA without Special Items           9      (11)   181.8%       (20)     (59)    66.1%

   OTHER POWER SYSTEMS
      Orders                               (23)     (11)  -109.1%       (31)    (114)    72.8%
      Backlog                             (492)    (636)    22.6%      (492)    (636)    22.6%
      Sales                                (56)     (37)   -51.4%      (107)     (87)   -23.0%
      Operating Profit (Loss)              (14)     (17)    17.6%       (31)    (323)    90.4%
      OP (Loss) without Special Items      (14)     (17)    17.6%       (31)     (34)     8.8%
        OP Margin w/o Special Items       25.0%    45.9%     N/A       29.0%    39.1%     N/A
      Depreciation & Amortization           --       --      N/A         --       --      N/A
      Capital Expenditures                  --       --      N/A         --       --      N/A
      EBITDA without Special Items         (14)     (17)    17.6%       (31)     (34)     8.8%

 TOTAL POWER SYSTEMS
      Orders                               835    1,025    -18.5%     1,292    1,732    -25.4%
      Backlog                            5,060    6,000    -15.7%     5,060    6,000    -15.7%
      Sales                                838      732     14.5%     1,448    1,346      7.6%
      Operating Profit (Loss)                1      (35)   102.9%      (115)    (484)    76.2%
      OP (Loss) without Special Items        1      (24)   104.2%      (115)    (108)    -6.5%
        OP Margin w/o Special Items        0.1%    -3.3%     N/A       -7.9%    -8.0%     N/A
      Depreciation & Amortization           22       21      4.8%        44       47     -6.4%
      Capital Expenditures                  15       13     15.4%        30       26     15.4%
      EBITDA without Special Items          23       (3)   866.7%       (71)     (61)   -16.4%

   GOVERNMENT OPERATIONS
      Orders                                 1        1       --          6        2    200.0%
      Backlog                               14       23    -39.1%        14       23    -39.1%
      Sales                                 24       26     -7.7%        47       51     -7.8%
      Operating Profit (Loss)               19       13     46.2%        29       31     -6.5%
      OP (Loss) without Special Items       19       13     46.2%        29       31     -6.5%
        OP Margin w/o Special Items       79.2%    50.0%     N/A       61.7%    60.8%     N/A
      Depreciation & Amortization            1        2    -50.0%         1        2    -50.0%
      Capital Expenditures                   1        1       --          1        2    -50.0%
      EBITDA without Special Items          20       15     33.3%        30       33     -9.1%

 TOTAL INDUSTRIES & TECHNOLOGY
      Orders                               836    1,026    -18.5%     1,298    1,734    -25.1%
      Backlog                            5,074    6,023    -15.8%     5,074    6,023    -15.8%
      Sales                                862      758     13.7%     1,495    1,397      7.0%
      Operating Profit (Loss)               20      (22)   190.9%       (86)    (453)    81.0%
      OP (Loss) without Special Items       20      (11)   281.8%       (86)     (77)   -11.7%
        OP Margin w/o Special Items        2.3%    -1.5%     N/A       -5.8%    -5.5%     N/A
      Depreciation & Amortization           23       23       --         45       49     -8.2%
      Capital Expenditures                  16       14     14.3%        31       28     10.7%
      EBITDA without Special Items          43       12    258.3%       (41)     (28)   -46.4%


                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)


                                                Three Months Ended              Six Months Ended
                                                     June 30                       June 30
                                             1997     1996   % Change       1997     1996   % Change
                                             ----     ----   --------       ----     ----   --------
   THERMO KING
      Orders                                  272      244     11.5%        574      532      7.9%
      Backlog                                 166      162      2.5%        166      162      2.5%
      Sales                                   263      265     -0.8%        514      522     -1.5%
      Operating Profit (Loss)                  49       46      6.5%         96       91      5.5%
      OP (Loss) without Special Items          49       46      6.5%         96       91      5.5%
        OP Margin w/o Special Items          18.6%    17.4%     N/A        18.7%    17.4%     N/A
      Depreciation & Amortization               5        4     25.0%          9        8     12.5%
      Capital Expenditures                      4        2    100.0%          8        6     33.3%
      EBITDA without Special Items             54       50      8.0%        105       99      6.1%

   CORPORATE & OTHER
      Orders                                   10       33    -69.7%         26       73    -64.4%
      Backlog                                  20       44    -54.5%         20       44    -54.5%
      Sales                                    18       34    -47.1%         38       68    -44.1%
      Operating Profit (Loss)                 (78)    (246)    68.3%       (153)    (568)    73.1%
      OP (Loss) without Special Items         (78)     (82)     4.9%       (153)    (156)     1.9%
        OP Margin w/o Special Items        -433.3%  -241.2%     N/A      -402.6%  -229.4%     N/A
      Depreciation & Amortization               2        3    -33.3%          4       10    -60.0%
      Capital Expenditures                      2        2       --           1        3    -66.7%
      EBITDA without Special Items            (76)     (79)     3.8%       (149)    (146)    -2.1%

   INTERSEGMENT
      Orders                                  (10)      (8)   -25.0%        (18)     (17)    -5.9%
      Backlog                                  (9)      (6)   -50.0%         (9)      (6)   -50.0%
      Sales                                   (13)      (9)   -44.4%        (20)     (18)   -11.1%

 TOTAL CONTINUING OPERATIONS
      Orders                                2,391    2,395     -0.2%      4,489    4,540     -1.1%
      Backlog                               5,251    6,223    -15.6%      5,251    6,223    -15.6%
      Sales                                 2,413    2,148     12.3%      4,636    4,187     10.7%
      Operating Profit (Loss)                 146      (30)   586.7%         16     (736)   102.2%
      OP (Loss) without Special Items         146      145      0.7%         16       93    -82.8%
        OP Margin w/o Special Items           6.1%     6.8%     N/A         0.3%     2.2%     N/A
      Depreciation & Amortization             136      105     29.5%        270      209     29.2%
      Capital Expenditures                     41       35     17.1%         80       74      8.1%
      EBITDA without Special Items            282      250     12.8%        286      302     -5.3%

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)

                                 Three Months Ended   Nine Months Ended   Three Months Ended     Total Year
                                   September 30         September 30          December 31        December 31
                                       1996                 1996                 1996                1996
                                       ----                 ----                 ----                ----
 TOTAL MEDIA:
   TV
      Orders                             169                  583                   226             809
      Backlog                             --                   --                    --              --
      Sales                              169                  583                   226             809
      Operating Profit (Loss)             47                  191                   104             295
      OP (Loss) without Special Items     47                  191                   104             295
        OP Margin w/o Special Items     27.8%                32.8%                 46.0%           36.5%
      Depreciation & Amortization         11                   36                     9              45
      Capital Expenditures                 3                    9                    18              27
      EBITDA without Special Items        58                  227                   113             340

   NETWORK
      Orders                             550                1,997                   584           2,581
      Backlog                             --                   --                    --              --
      Sales                              550                1,997                   584           2,581
      Operating Profit (Loss)             24                  111                   (86)             25
      OP (Loss) without Special Items     24                  111                   (86)             25
        OP Margin w/o Special Items      4.4%                 5.6%                -14.7%            1.0%
      Depreciation & Amortization         15                   45                    15              60
      Capital Expenditures                10                   26                     8              34
      EBITDA without Special Items        39                  156                   (71)             85

   RADIO
      Orders                             136                  402                   152             554
      Backlog                             --                   --                    --              --
      Sales                              136                  402                   152             554
      Operating Profit (Loss)             42                  109                    52             161
      OP (Loss) without Special Items     42                  109                    52             161
        OP Margin w/o Special Items     30.9%                27.1%                 34.2%           29.1%
      Depreciation & Amortization          8                   26                    10              36
      Capital Expenditures                 2                    4                     2               6
      EBITDA without Special Items        50                  135                    62             197

   OTHER MEDIA BUSINESSES
      Orders                              60                  167                    60             227
      Backlog                             --                   --                    --              --
      Sales                               60                  167                    60             227
      Operating Profit (Loss)              3                   16                    (9)              7
      OP (Loss) without Special Items      3                   16                    (9)              7
        OP Margin w/o Special Items      5.0%                 9.6%                -15.0%            3.1%
      Depreciation & Amortization          3                    8                     3              11
      Capital Expenditures                 4                    5                     4               9
      EBITDA without Special Items         6                   24                    (6)             18

   OTHER
      Orders                              (5)                 (21)                   (5)            (26)
      Backlog                             --                   --                    --              --
      Sales                               (5)                 (21)                   (5)            (26)
      Operating Profit (Loss)            (34)                (151)                  (27)           (178)
      OP (Loss) without Special Items    (34)                (110)                  (27)           (137)
        OP Margin w/o Special Items    680.0%               523.8%                540.0%          526.9%
      Depreciation & Amortization         30                   94                    31             125
      Capital Expenditures                 1                   13                     4              17
      EBITDA without Special Items        (4)                 (16)                    4             (12)

 TOTAL MEDIA
      Orders                             910                3,128                 1,017           4,145
      Backlog                             --                   --                    --              --
      Sales                              910                3,128                 1,017           4,145
      Operating Profit (Loss)             82                  276                    34             310
      OP (Loss) without Special Items     82                  317                    34             351
        OP Margin w/o Special Items      9.0%                10.1%                  3.3%            8.5%
      Depreciation & Amortization         67                  209                    68             277
      Capital Expenditures                20                   57                    36              93
      EBITDA without Special Items       149                  526                   102             628

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)

                                      Three Months Ended   Nine Months Ended   Three Months Ended      Total Year
                                        September 30         September 30          December 31        December 31
                                            1996                 1996                 1996               1996
                                            ----                 ----                 ----               ----
 TOTAL POWER SYSTEMS:
   ENERGY SYSTEMS
      Orders                                279                  938                   235              1,173
      Backlog                             3,292                3,292                 3,207              3,207
      Sales                                 280                  815                   419              1,234
      Operating Profit (Loss)                15                   (9)                  (21)               (30)
      OP (Loss) without Special Items        15                   23                    71                 94
        OP Margin w/o Special Items         5.4%                 2.8%                 16.9%               7.6%
      Depreciation & Amortization             9                   33                    14                 47
      Capital Expenditures                    5                   19                    15                 34
      EBITDA without Special Items           24                   56                    85                141

   POWER GENERATION
      Orders                                538                1,725                   775              2,500
      Backlog                             2,957                2,957                 2,792              2,792
      Sales                                 527                1,425                   747              2,172
      Operating Profit (Loss)                 5                 (132)                   57                (75)
      OP (Loss) without Special Items         5                  (77)                   75                 (2)
        OP Margin w/o Special Items         0.9%                -5.4%                 10.0%              -0.1%
      Depreciation & Amortization             5                   28                    18                 46
      Capital Expenditures                   20                   32                     6                 38
      EBITDA without Special Items           10                  (49)                   93                 44

   OTHER POWER SYSTEMS
      Orders                                 (8)                (122)                   (5)              (127)
      Backlog                              (445)                (445)                 (585)              (585)
      Sales                                 (38)                (125)                  (47)              (172)
      Operating Profit (Loss)               (20)                (343)                  (19)              (362)
      OP (Loss) without Special Items       (20)                 (54)                  (19)               (73)
        OP Margin w/o Special Items        52.6%                43.2%                 40.4%              42.4%
      Depreciation & Amortization            --                   --                    --                 --
      Capital Expenditures                   --                   --                    --                 --
      EBITDA without Special Items          (20)                 (54)                  (19)               (73)

 TOTAL POWER SYSTEMS
      Orders                                809                2,541                 1,005              3,546
      Backlog                             5,804                5,804                 5,414              5,414
      Sales                                 769                2,115                 1,119              3,234
      Operating Profit (Loss)                --                 (484)                   17               (467)
      OP (Loss) without Special Items        --                 (108)                  127                 19
        OP Margin w/o Special Items          --                 -5.1%                 11.3%               0.6%
      Depreciation & Amortization            14                   61                    32                 93
      Capital Expenditures                   25                   51                    21                 72
      EBITDA without Special Items           14                  (47)                  159                112

   GOVERNMENT OPERATIONS
      Orders                                  1                    3                     2                  5
      Backlog                                22                   22                    16                 16
      Sales                                  27                   78                    43                121
      Operating Profit (Loss)                18                   49                    14                 63
      OP (Loss) without Special Items        18                   49                    22                 71
        OP Margin w/o Special Items        66.7%                62.8%                 51.2%              58.7%
      Depreciation & Amortization             1                    3                    --                  3
      Capital Expenditures                   --                    2                    --                  2
      EBITDA without Special Items           19                   52                    22                 74

 TOTAL INDUSTRIES & TECHNOLOGY
      Orders                                810                2,544                 1,007              3,551
      Backlog                             5,826                5,826                 5,430              5,430
      Sales                                 796                2,193                 1,162              3,355
      Operating Profit (Loss)                18                 (435)                   31               (404)
      OP (Loss) without Special Items        18                  (59)                  149                 90
        OP Margin w/o Special Items         2.3%                -2.7%                 12.8%               2.7%
      Depreciation & Amortization            15                   64                    32                 96
      Capital Expenditures                   25                   53                    21                 74
      EBITDA without Special Items           33                    5                   181                186

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)

                                      Three Months Ended   Nine Months Ended   Three Months Ended      Total Year
                                        September 30         September 30         December 31          December 31
                                            1996                 1996                1996                 1996
                                            ----                 ----                ----                 ----
   THERMO KING
      Orders                                213                  745                   260                1,005
      Backlog                               135                  135                   130                  130
      Sales                                 237                  759                   254                1,013
      Operating Profit (Loss)                46                  137                    43                  180
      OP (Loss) without Special Items        46                  137                    49                  186
        OP Margin w/o Special Items        19.4%                18.1%                 19.3%                18.4%
      Depreciation & Amortization             3                   11                     4                   15
      Capital Expenditures                    3                    9                    11                   20
      EBITDA without Special Items           49                  148                    53                  201

   CORPORATE & OTHER
      Orders                                 17                   90                    (5)                  85
      Backlog                                16                   16                    38                   38
      Sales                                  31                   99                    34                  133
      Operating Profit (Loss)               (56)                (624)                 (110)                (734)
      OP (Loss) without Special Items       (56)                (212)                  (84)                (296)
        OP Margin w/o Special Items      -180.6%              -214.1%               -247.1%              -222.6%
      Depreciation & Amortization             4                   14                     3                   17
      Capital Expenditures                    1                    4                    (3)                   1
      EBITDA without Special Items          (52)                (198)                  (81)                (279)

   INTERSEGMENT
      Orders                                 (7)                 (24)                   (7)                 (31)
      Backlog                                (9)                  (9)                   (7)                  (7)
      Sales                                  (7)                 (25)                  (16)                 (41)

 TOTAL CONTINUING OPERATIONS
      Orders                              1,943                6,483                 2,272                8,755
      Backlog                             5,968                5,968                 5,591                5,591
      Sales                               1,967                6,154                 2,451                8,605
      Operating Profit (Loss)                90                 (646)                   (2)                (648)
      OP (Loss) without Special Items        90                  183                   148                  331
        OP Margin w/o Special Items         4.6%                 3.0%                  6.0%                 3.8%
      Depreciation & Amortization            89                  298                   107                  405
      Capital Expenditures                   49                  123                    65                  188
      EBITDA without Special Items          179                  481                   255                  736

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)

                                                 Three Months Ended                 Total Year
                                        Mar. 31   June 30   Sep. 30    Dec. 31      December 31
                                          1995     1995      1995       1995           1995
                                          ---      ----      ----       ----           ----
 TOTAL MEDIA:
   TV
      Orders                               74       90        82          159           405
      Backlog                              --       --        --           --            --
      Sales                                74       90        82          159           405
      Operating Profit (Loss)              26       42        26           55           149
      OP (Loss) without Special Items      26       42        26           55           149
        OP Margin w/o Special Items      35.1%    46.7%     31.7%        34.6%         36.8%
      Depreciation & Amortization           3        2         4            9            18
      Capital Expenditures                 --        3         2            6            11
      EBITDA without Special Items         29       44        30           64           167

   NETWORK
      Orders                               --       --        --          230           230
      Backlog                              --       --        --           --            --
      Sales                                --       --        --          230           230
      Operating Profit (Loss)              --       --        --           12            12
      OP (Loss) without Special Items      --       --        --           12            12
        OP Margin w/o Special Items       N/A      N/A       N/A          5.2%          5.2%
      Depreciation & Amortization          --       --        --            5             5
      Capital Expenditures                 --       --        --           --            --
      EBITDA without Special Items         --       --        --           17            17

   RADIO
      Orders                               43       50        42           81           216
      Backlog                              --       --        --           --            --
      Sales                                43       50        42           81           216
      Operating Profit (Loss)               7       16        12           20            55
      OP (Loss) without Special Items       7       16        12           20            55
        OP Margin w/o Special Items      16.3%    32.0%     28.6%        24.7%         25.5%
      Depreciation & Amortization           4        4         4            4            16
      Capital Expenditures                  1        1         3            4             9
      EBITDA without Special Items         11       20        16           24            71

   OTHER MEDIA BUSINESSES
      Orders                               34       43        42           45           164
      Backlog                              --       --        --           --            --
      Sales                                34       43        42           45           164
      Operating Profit (Loss)              --        5         5           --            10
      OP (Loss) without Special Items      --        5         5           --            10
        OP Margin w/o Special Items        --     11.6%     11.9%          --           6.1%
      Depreciation & Amortization           2        2         2            2             8
      Capital Expenditures                  1        2         4            4            11
      EBITDA without Special Items          2        7         7            2            18

   OTHER
      Orders                               --       --        --            1             1
      Backlog                              --       --        --           --            --
      Sales                                --       --        --            1             1
      Operating Profit (Loss)              --       --        --          (14)          (14)
      OP (Loss) without Special Items      --       --        --          (14)          (14)
        OP Margin w/o Special Items       N/A      N/A       N/A      -1400.0%      -1400.0%
      Depreciation & Amortization          --       --        --           10            10
      Capital Expenditures                 --       --        --            1             1
      EBITDA without Special Items         --       --        --           (4)           (4)


 TOTAL MEDIA
      Orders                              151      183       166          516         1,016
      Backlog                              --       --        --           --            --
      Sales                               151      183       166          516         1,016
      Operating Profit (Loss)              33       63        43           73           212
      OP (Loss) without Special Items      33       63        43           73           212
        OP Margin w/o Special Items      21.9%    34.4%     25.9%        14.1%         20.9%
      Depreciation & Amortization           9        8        10           30            57
      Capital Expenditures                  2        6         9           15            32
      EBITDA without Special Items         42       71        53          103           269


                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)

                                                   Three Months Ended              Total Year
                                         Mar. 31    June 30   Sep. 30    Dec. 31   December 31
                                           1995       1995      1995       1995       1995
                                           ----       ----      ----       ----       ----
 TOTAL POWER SYSTEMS:
   ENERGY SYSTEMS
      Orders                                 377      281        240        333      1,231
      Backlog                              3,397    3,376      3,309      3,203      3,203
      Sales                                  284      332        306        447      1,369
      Operating Profit (Loss)                  6       27         13         68        114
      OP (Loss) without Special Items          6       33         14         77        130
        OP Margin w/o Special Items          2.1%     9.9%       4.6%      17.2%       9.5%
      Depreciation & Amortization             13       12         14         10         49
      Capital Expenditures                     5        8          7         17         37
      EBITDA without Special Items            19       45         28         87        179

   POWER GENERATION
      Orders                                 579      358        621        842      2,400
      Backlog                              3,056    2,968      2,983      3,262      3,262
      Sales                                  310      433        384        591      1,718
      Operating Profit (Loss)                (43)     (17)       (32)        35        (57)
      OP (Loss) without Special Items        (43)     (17)        (4)        35        (29)
        OP Margin w/o Special Items        -13.9%    -3.9%      -1.0%       5.9%      -1.7%
      Depreciation & Amortization             11       12         11         10         44
      Capital Expenditures                     4       14         11         35         64
      EBITDA without Special Items           (32)      (5)         7         45         15

   OTHER POWER SYSTEMS
      Orders                                  (4)      (9)        (4)       (62)       (79)
      Backlog                               (621)    (606)      (583)      (610)      (610)
      Sales                                  (37)     (28)       (34)       (39)      (138)
      Operating Profit (Loss)                (14)     (17)       (61)      (213)      (305)
      OP (Loss) without Special Items        (14)     (17)       (16)       (22)       (69)
        OP Margin w/o Special Items         37.8%    60.7%      47.1%      56.4%      50.0%
      Depreciation & Amortization             --       --         --         --         --
      Capital Expenditures                    --       --         --         --         --
      EBITDA without Special Items           (14)     (17)       (16)       (22)       (69)

 TOTAL POWER SYSTEMS
      Orders                                 952      630        857      1,113      3,552
      Backlog                              5,832    5,738      5,709      5,855      5,855
      Sales                                  557      737        656        999      2,949
      Operating Profit (Loss)                (51)      (7)       (80)      (110)      (248)
      OP (Loss) without Special Items        (51)      (1)        (6)        90         32
        OP Margin w/o Special Items         -9.2%    -0.1%      -0.9%       9.0%       1.1%
      Depreciation & Amortization             24       24         25         20         93
      Capital Expenditures                     9       22         18         52        101
      EBITDA without Special Items           (27)      23         19        110        125

   GOVERNMENT OPERATIONS
      Orders                                   5        7          4          3         19
      Backlog                                 67       61         57         39         39
      Sales                                   27       34         38         56        155
      Operating Profit (Loss)                 15       19         25         22         81
      OP (Loss) without Special Items         15       19         25         22         81
        OP Margin w/o Special Items         55.6%    55.9%      65.8%      39.3%      52.3%
      Depreciation & Amortization             --       --          1         --          1
      Capital Expenditures                    --        1         --          1          2
      EBITDA without Special Items            15       19         26         22         82

 TOTAL INDUSTRIES & TECHNOLOGY
      Orders                                 957      637        861      1,116      3,571
      Backlog                              5,899    5,799      5,766      5,894      5,894
      Sales                                  584      771        694      1,055      3,104
      Operating Profit (Loss)                (36)      12        (55)       (88)      (167)
      OP (Loss) without Special Items        (36)      18         19        112        113
        OP Margin w/o Special Items         -6.2%     2.3%       2.7%      10.6%       3.6%
      Depreciation & Amortization             24       24         26         20         94
      Capital Expenditures                     9       23         18         53        103
      EBITDA without Special Items           (12)      42         45        132        207


                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)

                                                     Three Months Ended           Total Year
                                          Mar. 31   June 30   Sep. 30   Dec. 31   December 31
                                            1995     1995       1995      1995        1995
                                            ----     ----       ----      ----        ----
   THERMO KING
      Orders                                 312      280       200         223      1,015
      Backlog                                316      307       232         174        174
      Sales                                  273      284       271         237      1,065
      Operating Profit (Loss)                 44       47        45          40        176
      OP (Loss) without Special Items         44       47        45          40        176
        OP Margin w/o Special Items         16.1%    16.5%     16.6%       16.9%      16.5%
      Depreciation & Amortization              4        4         5           2         15
      Capital Expenditures                     6        6         4           7         23
      EBITDA without Special Items            48       51        50          42        191

   CORPORATE & OTHER
      Orders                                 136      111        65          35        347
      Backlog                                146       88        66          46         46
      Sales                                  133      139        85          36        393
      Operating Profit (Loss)                (22)     (37)      (88)        (14)      (161)
      OP (Loss) without Special Items        (22)     (38)      (48)        (14)      (122)
        OP Margin w/o Special Items        -16.5%   -27.3%    -56.5%      -38.9%     -31.0%
      Depreciation & Amortization              9        7         8           3         27
      Capital Expenditures                     6        4         6           5         21
      EBITDA without Special Items           (13)     (31)      (40)        (11)       (95)

   INTERSEGMENT
      Orders                                 (11)      (9)       (8)         (7)       (35)
      Backlog                                (12)     (10)       (8)         (4)        (4)
      Sales                                  (13)     (10)      (12)          5        (30)

 TOTAL CONTINUING OPERATIONS
      Orders                               1,545    1,202     1,284       1,883      5,914
      Backlog                              6,349    6,184     6,056       6,110      6,110
      Sales                                1,128    1,367     1,204       1,849      5,548
      Operating Profit (Loss)                 19       85       (55)         11         60
      OP (Loss) without Special Items         19       90        59         211        379
        OP Margin w/o Special Items          1.7%     6.6%      4.9%       11.4%       6.8%
      Depreciation & Amortization             46       43        49          55        193
      Capital Expenditures                    23       39        37          80        179
      EBITDA without Special Items            65      133       108         266        572

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)

                                                   Total Year
                                                  December 31
                                             1994     1993     1992
                                             ----     ----     ----
 TOTAL MEDIA:
   TV
      Orders                                  325      287      304
      Backlog                                  --       --       --
      Sales                                   325      287      304
      Operating Profit (Loss)                 130       92       99
      OP (Loss) without Special Items         130       92       99
        OP Margin w/o Special Items          40.0%    32.1%    32.6%
      Depreciation & Amortization               9        9        9
      Capital Expenditures                     12       12       10
      EBITDA without Special Items            139      101      108

   NETWORK
      Orders                                   --       --       --
      Backlog                                  --       --       --
      Sales                                    --       --       --
      Operating Profit (Loss)                  --       --       --
      OP (Loss) without Special Items          --       --       --
        OP Margin w/o Special Items           N/A      N/A      N/A
      Depreciation & Amortization              --       --       --
      Capital Expenditures                     --       --       --
      EBITDA without Special Items             --       --       --

   RADIO
      Orders                                  175      181      177
      Backlog                                  --       --       --
      Sales                                   175      181      177
      Operating Profit (Loss)                  47       44       34
      OP (Loss) without Special Items          47       44       34
        OP Margin w/o Special Items          26.9%    24.3%    19.2%
      Depreciation & Amortization              16       15       15
      Capital Expenditures                      8        3        3
      EBITDA without Special Items             63       59       49

   OTHER MEDIA BUSINESSES
      Orders                                  150      150      151
      Backlog                                  --       --       --
      Sales                                   150      150      151
      Operating Profit (Loss)                  21       16       21
      OP (Loss) without Special Items          21       16       21
        OP Margin w/o Special Items          14.0%    10.7%    13.9%
      Depreciation & Amortization               6        7        5
      Capital Expenditures                     12        5        6
      EBITDA without Special Items             27       23       26

   OTHER
      Orders                                   --       --       --
      Backlog                                  --       --       --
      Sales                                    --       --       --
      Operating Profit (Loss)                  (1)     (13)       7
      OP (Loss) without Special Items          (3)      (1)       7
        OP Margin w/o Special Items           N/A      N/A      N/A
      Depreciation & Amortization              --        1        1
      Capital Expenditures                      3        2        1
      EBITDA without Special Items             (3)      --        8

 TOTAL MEDIA
      Orders                                  650      618      632
      Backlog                                  --       --       --
      Sales                                   650      618      632
      Operating Profit (Loss)                 197      139      161
      OP (Loss) without Special Items         195      151      161
        OP Margin w/o Special Items          30.0%    24.4%    25.5%
      Depreciation & Amortization              31       32       30
      Capital Expenditures                     35       22       20
      EBITDA without Special Items            226      183      191


                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)

                                                   Total Year
                                                  December 31
                                             1994     1993     1992
                                             ----     ----     ----
 TOTAL POWER SYSTEMS:
   ENERGY SYSTEMS
      Orders                                1,359    1,500    1,152
      Backlog                               3,259    3,267    3,151
      Sales                                 1,364    1,420    1,389
      Operating Profit (Loss)                 114      164      186
      OP (Loss) without Special Items         140      209      186
        OP Margin w/o Special Items          10.3%    14.7%    13.4%
      Depreciation & Amortization              49       50       51
      Capital Expenditures                     39       42       37
      EBITDA without Special Items            189      259      237

   POWER GENERATION
      Orders                                2,524    2,239    2,027
      Backlog                               2,683    2,342    2,103
      Sales                                 1,630    1,781    1,847
      Operating Profit (Loss)                  82       (7)     126
      OP (Loss) without Special Items          77      119      126
        OP Margin w/o Special Items           4.7%     6.7%     6.8%
      Depreciation & Amortization              46       46       44
      Capital Expenditures                     48       38       40
      EBITDA without Special Items            123      165      170

   OTHER POWER SYSTEMS
      Orders                                  (33)     (33)     (28)
      Backlog                                (636)    (694)    (717)
      Sales                                  (149)    (123)     (91)
      Operating Profit (Loss)                 (79)    (201)     (51)
      OP (Loss) without Special Items         (79)     (76)     (51)
        OP Margin w/o Special Items          53.0%    61.8%    56.0%
      Depreciation & Amortization              --       --       --
      Capital Expenditures                     --       --       --
      EBITDA without Special Items            (79)     (76)     (51)

 TOTAL POWER SYSTEMS
      Orders                                3,850    3,706    3,151
      Backlog                               5,306    4,915    4,537
      Sales                                 2,845    3,078    3,145
      Operating Profit (Loss)                 117      (44)     261
      OP (Loss) without Special Items         138      252      261
        OP Margin w/o Special Items           4.9%     8.2%     8.3%
      Depreciation & Amortization              95       96       95
      Capital Expenditures                     87       80       77
      EBITDA without Special Items            233      348      356

   GOVERNMENT OPERATIONS
      Orders                                   46       81       20
      Backlog                                  70       67        9
      Sales                                   133      104      107
      Operating Profit (Loss)                  77       71       79
      OP (Loss) without Special Items          77       71       79
        OP Margin w/o Special Items          57.9%    68.3%    73.8%
      Depreciation & Amortization               2        1        1
      Capital Expenditures                      2        2        1
      EBITDA without Special Items             79       72       80

 TOTAL INDUSTRIES & TECHNOLOGY
      Orders                                3,896    3,787    3,171
      Backlog                               5,376    4,982    4,546
      Sales                                 2,978    3,182    3,252
      Operating Profit (Loss)                 194       27      340
      OP (Loss) without Special Items         215      323      340
        OP Margin w/o Special Items           7.2%    10.2%    10.5%
      Depreciation & Amortization              97       97       96
      Capital Expenditures                     89       82       78
      EBITDA without Special Items            312      420      436



                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           SECOND QUARTER 1997 REPORT
                          ($ in millions) (unaudited)

                                                   Total Year
                                                  December 31
                                             1994     1993     1992
                                             ----     ----     ----
   THERMO KING
      Orders                                  995      766      699
      Backlog                                 280      159      130
      Sales                                   877      719      705
      Operating Profit (Loss)                 135      113      106
      OP (Loss) without Special Items         135      113      106
        OP Margin w/o Special Items          15.4%    15.7%    15.0%
      Depreciation & Amortization              13       12       12
      Capital Expenditures                     19       15       10
      EBITDA without Special Items            148      125      118

   CORPORATE & OTHER
      Orders                                  578      669      727
      Backlog                                 139      220      203
      Sales                                   674      688      750
      Operating Profit (Loss)                (165)    (278)    (147)
      OP (Loss) without Special Items        (165)    (168)    (147)
        OP Margin w/o Special Items         -24.5%   -24.4%   -19.6%
      Depreciation & Amortization              39       41       37
      Capital Expenditures                     21       28       29
      EBITDA without Special Items           (126)    (127)    (110)

   INTERSEGMENT
      Orders                                  (37)     (46)     (55)
      Backlog                                 (12)     (11)      (7)
      Sales                                   (54)     (54)     (67)

 TOTAL CONTINUING OPERATIONS
      Orders                                6,082    5,794    5,174
      Backlog                               5,783    5,350    4,872
      Sales                                 5,125    5,153    5,272
      Operating Profit (Loss)                 361        1      460
      OP (Loss) without Special Items         380      419      460
        OP Margin w/o Special Items           7.4%     8.1%     8.7%
      Depreciation & Amortization             180      182      175
      Capital Expenditures                    164      147      137
      EBITDA without Special Items            560      601      635